Exhibit 10.2

AMENDMENT NO. 3 & AGREEMENT

This AMENDMENT NO. 3 & AGREEMENT (the “Amendment”) dated as of May 8, 2012 (the “Effective Date”) is among Bonanza Creek Energy, Inc., a Delaware corporation (“Borrower”), the Guarantors (as defined in the Credit Agreement referred to below), the Lenders (as defined below), and KeyBank National Association, as Administrative Agent and as Issuing Lender (as such terms are defined below).

RECITALS

A.                                    The Borrower is party to that certain Credit Agreement dated as of March 29, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders party thereto from time to time (the “Lenders”), and KeyBank National Association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”).  Each capitalized term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

B.                                    The Lenders wish to, subject to the terms and conditions of this Amendment, amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the Lenders hereby agree as follows:

Section 1.                                          Defined Terms.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

Section 2.                                          Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified.  All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3.                                          Amendments to Credit Agreement.

(a)                                 The preamble to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

This Credit Agreement dated as of March 29, 2011 is among Bonanza Creek Energy, Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined below), KeyBank National Association, as Administrative Agent and Issuing Lender (each term as defined below) for such Lenders, Wells Fargo Bank, National Association and BMO Harris Financing, Inc., as co-syndication agents (the “Co-Syndication Agents”), and Compass Bank and Société Générale, as co-documentation agent (the “Co-Documentation Agents”).

(b)                                 Section 1.01 of the Credit Agreement is hereby amended by deleting the following defined terms: “Book Runner”, “Documentation Agent”, “Syndication Agent”, and “Sole Lead Arranger”.

(c)                                  Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms:

“Book Runner” means KeyBank National Association in its capacity as book runner.

“Co-Documentation Agent” is defined in the preamble.

“Co-Syndication Agent” is defined in the preamble.

“Sole Lead Arranger” means KeyBank National Association in its capacity as sole lead arranger.

(d)                                 Section 5.06(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(d)                                 Production Reports.  As soon as available and in any event within 60 days after the end of each calendar quarter, commencing with the calendar quarter ended March 31, 2012, a report certified by a Responsible Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent prepared by the Borrower covering each of the Oil and Gas Properties of the Borrower and its Subsidiaries and detailing on a monthly basis (i) the production, revenue, and price information and associated operating expenses for each such month during such quarter, (ii) any changes to any producing reservoir, production equipment, or producing well during each such month during such quarter, which changes could cause a Material Adverse Change, (iii) any sales of the Borrower’s or any Subsidiaries’ Oil and Gas Properties during such quarter, and (iv) the forecasted production of crude oil, natural gas, and natural gas liquids, calculated separately, for the 60 months following the end of such calendar quarter;

(e)                                  Section 6.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 6.14                            Limitation on Speculative Hedging.  The Borrower shall not, nor shall the Borrower permit any of its Subsidiaries to, (a) purchase, assume, or hold a speculative position in any commodities market or futures market or enter into any Hedge Contract for speculative purposes, or (b) be party to or otherwise enter into any Hydrocarbon Hedge Agreement, Interest Hedge Agreement or any other Hedge Contract which (i) is entered into for reasons other than as a part of its normal business operations as a risk management strategy and/or hedge against changes resulting from market conditions related to the Borrower’s operations, (ii) when aggregated with other Hedge Contracts of the Borrower and each Subsidiary then in effect, covers notional volumes in excess of the Applicable Hedge Percentage (as defined below) of the lesser of, for each month occurring during the tenor of the Hedge Contract, (1) the Current Production and (2) the Forecasted Production, (iii) covers fluctuations in interest rates for notional principal amounts in excess of 75% of the Debt for borrowed money of the Borrower and its Subsidiaries, (iv) is 5 years or longer in duration, (v) requires the Borrower or any Subsidiary to put up money, assets, or other security (other than letters of credit or guaranties permitted by Section 6.02 and liens on cash and securities to the extent permitted under Section 6.01(m)) against the event of its nonperformance prior to actual default by the Borrower or such Subsidiary in performing its obligations thereunder, or (vi) is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender or one of its Affiliates) at the time the contract is made does not have long-term obligations rated BBB- or Baa3 or better, respectively, by either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., or is an investment grade-rated industry participant (or such counterparty’s obligations are guaranteed by such a Person).  As used in this Section 6.14, “Current Production” means, for any month, the actual amount of production of crude oil, natural gas or natural gas liquids, calculated separately, for the month immediately prior to the month in which the applicable Hedge Contract is entered into.  As used in this Section 6.14, “Forecasted Production” means, for any month,  the forecasted production of crude oil, natural gas or natural gas liquids, calculated separately, anticipated to be produced during such month as set forth in the most recently delivered report pursuant to Section 5.06(d)(iv) of the Credit Agreement.  “Applicable Hedge Percentage” means, with respect to any Hedge Contract, the applicable percentage set forth below for the particular types of Hydrocarbons described below, which percentage is a function of the number of months that have elapsed since the date such Hedge Contract was entered into:

	Percentage Limitation
Months Elapsed (relative to Hedge Contract effective date)	Crude Oil	Natural Gas	Natural Gas Liquids
Months 1-12	100%	100%	100%
Months 13-36	75%	75%	75%
Months 37-60	50%	50%	50%

Notwithstanding the foregoing, (A) put option contracts that are not related to corresponding calls, collars, swaps or basis swaps shall not be included in calculating such percentage thresholds and (B) with regard to a “costless collar” that involves the purchase of a put and the sale of a call for the same volumes, dates and commodities, only the volumes associated with the call will be included in calculating such percentage thresholds.

(f)                                   Section 9.08 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 9.08                            Additional Agents.  None of the Sole Lead Arranger, the Book Runner, the Co-Documentation Agents or the Co-Syndication Agents shall have any duties, obligations or liabilities in their respective capacities as arranger, book runner, documentation agent or syndication agent.  Without limiting the foregoing, none of the Sole Lead Arranger, the Book Runner, the Co-Syndication Agents or the Co-Documentation Agents shall have or be deemed to have any fiduciary relationship with any Lender, any Issuing Lender or the Administrative Agent.  Each Lender acknowledges that it has not relied, and will not rely, on the Sole Lead Arranger, the Book Runner, the Co-Syndication Agents or the Co-Documentation Agents in deciding to enter into this Agreement or in taking or not taking action hereunder.

(g)                                  Schedule II to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule II attached hereto.

Section 4.                                          Redetermination of Borrowing Base.  Subject to the terms of this Amendment, the Lenders and the Borrower hereby agree that as of the Effective Date, the Borrowing Base shall be $245,000,000.00, and the amount of such Borrowing Base shall remain in effect until the Borrowing Base is redetermined pursuant to Section 2.02 of the Credit Agreement.

Section 5.                                          Representations and Warranties.  The Borrower and each Guarantor represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate power and authority of such Person and have been duly authorized by appropriate corporate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents; and (g) as to each Guarantor, it has no defenses to the enforcement of its Guaranty.

Section 6.                                          Conditions to Effectiveness.  This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)                                 The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of:

(i)                                     this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Issuing Lender and the Lenders;

(ii)                                  a Note payable to the order of each Lender in the amount of its Commitment duly and validly executed and delivered by duly authorized officers of the Borrower;

(iii)                               reaffirmations of the Mortgages in a form satisfactory to the Administrative Agent duly and validly executed and delivered by duly authorized officers of the applicable Obligor and the Administrative Agent;

(iv)                              copies, certified as of the date of this Amendment by a Responsible Officer or the secretary or an assistant secretary of the Borrower of (A) the resolutions of the board of directors or managers (or other applicable governing body) of the Borrower approving the Loan Documents to which it is a party, (b) the articles or certificate (as applicable) of incorporation (or organization) and bylaws, limited liability company agreement, operating agreement, limited partnership agreement or other governing documents of the Borrower, and (c) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Credit Agreement, the Security Instruments, and the other Loan Documents to which the Borrower is a party; and

(v)                                 copies, certified as of the date of this Amendment by a Responsible Officer or the secretary or an assistant secretary of each Guarantor of (a) the resolutions of the board of directors or managers (or other applicable governing body) of such Guarantor approving the Loan Documents to which it is a party, (b) the articles or certificate (as applicable) of incorporation (or organization) and bylaws, limited liability company agreement, operating agreement, limited partnership agreement or other governing documents of such Guarantor, and (c) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the

Guaranty, the Security Instruments, and the other Loan Documents to which such Guarantor is a party.

(b)                                 No Default shall have occurred and be continuing as of the Effective Date.

(c)                                  The representations and warranties in this Amendment shall be true and correct in all material respects.

(d)                                 The Borrower shall have paid (i) all costs and expenses which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement, (ii) to the Administrative Agent, all costs and fee payable pursuant to that certain fee letter between the Borrower and the Administrative Agent dated as of April 6, 2012, and (iii) to the Administrative Agent for the account of certain Lenders, an upfront fee in the amount of $345,000.

Section 7.                                          Acknowledgments and Agreements.

(a)                                 The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b)                                 The Administrative Agent, the Issuing Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)                                  Each of the Borrower, the Administrative Agent, the Issuing Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, are not impaired in any respect by this Amendment.

(d)                                 From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment.

(e)                                  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 8.                                          Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the

Obligations, as such Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantor in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 9.                                          Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Amendment may be executed by facsimile signature or signature delivered by other electronic means and all such signatures shall be effective as originals.

Section 10.                                   Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11.                                   Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 12.                                   Governing Law.  This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 13.                                   RELEASE.  THE BORROWER ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT.  IN ADDITION, EACH OF THE BORROWER, THE GUARANTORS AND EACH OF THEIR RESPECTIVE SUBSIDIARIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING LENDER, ANY OF THE LENDERS, LEGAL COUNSEL TO THE ADMINISTRATIVE AGENT, THE ISSUING LENDER OR ANY OF THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AMENDMENT.  EACH OF THE BORROWER, THE GUARANTORS AND THEIR RESPECTIVE SUBSIDIARIES HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION 13, AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AMENDMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

Section 14.                                   Entire Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN

DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

EXECUTED effective as of the date first above written.

BORROWER:	BONANZA CREEK ENERGY, INC.

	By:	/s/ Michael R. Starzer
Michael R. Starzer
President & Chief Executive Officer

GUARANTORS:
BONANZA CREEK ENERGY OPERATING COMPANY, LLC
By: Bonanza Creek Energy, Inc., its Manager

	By:	/s/ Michael R. Starzer
Michael R. Starzer
President & Chief Executive Officer

BONANZA CREEK ENERGY RESOURCES,
LLC

By:	/s/ Michael R. Starzer
Michael R. Starzer
President, Chief Executive Officer and Secretary

LIBERTY ENERGY COMPANY, LLC

By:	/s/ Michael R. Starzer
Michael R. Starzer
President

Signature Page to Amendment No. 3 & Agreement

Bonanza Creek Energy, Inc.

BONANZA CREEK ENERGY MIDSTREAM,
LLC

By:	/s/ Michael R. Starzer
Michael R. Starzer
President, Chief Executive Officer and Secretary

BONANZA CREEK ENERGY UPSTREAM
LLC

By:	/s/ Michael R. Starzer
Michael R. Starzer
President, Chief Executive Officer and Secretary

HOLMES EASTERN COMPANY, LLC

By:	/s/ Michael R. Starzer
Michael R. Starzer
President and Secretary

Signature Page to Amendment No. 3 & Agreement

Bonanza Creek Energy, Inc.

ADMINISTRATIVE AGENT/
ISSUING LENDER/LENDER:	KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, and a Lender

	By:	/s/ Craig A. Hanselman
	Name:	Craig A. Hanselman
	Title:	Vice President

Signature Page to Amendment No. 3 & Agreement

Bonanza Creek Energy, Inc.

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Dorothy Marchand
	Name:	Dorothy Marchand
	Title:	Senior Vice President

Signature Page to Amendment No. 3 & Agreement

Bonanza Creek Energy, Inc.

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender

	By:	/s/ David M. Bornstein
	Name:	David M. Bornstein
	Title:	Director

Signature Page to Amendment No. 3 & Agreement

Bonanza Creek Energy, Inc.

LENDER:	BMO HARRIS FINANCING, INC., as a Lender

	By:	/s/ Kevin Utsey
	Name:	Kevin Utsey
	Title:	Director

Signature Page to Amendment No. 3 & Agreement

Bonanza Creek Energy, Inc.

LENDER:	WELLS FARGO BANK. N.A., as a Lender

	By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Vice President

Signature Page to Amendment No. 3 & Agreement

Bonanza Creek Energy, Inc.

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Mark Lumpkin, Jr.
	Name:	Mark Lumpkin, Jr.
	Title:	Authorized Signatory

Signature Page to Amendment No. 3 & Agreement

Bonanza Creek Energy, Inc.

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Michael A. Kamauf
	Name:	Michael A. Kamauf
	Title:	Vice President

Signature Page to Amendment No. 3 & Agreement

Bonanza Creek Energy, Inc.

SCHEDULE II

BORROWER, ADMINISTRATIVE AGENT, AND LENDER INFORMATION

Borrower:

Bonanza Creek Energy, Inc.
410 17th Street, Suite 1400
Denver, Colorado 80202
Facsimile: (720) 279-2331
Attention: Chief Executive Officer

Administrative Agent/Issuing Lender:

KeyBank National Association
Attention: Energy Group
8115 Preston Rd.
Dallas, Texas 75225
Trajan@keybanccm.com

Commitments

Lenders:	Commitments:
KeyBank National Association	$97,959,183.70
BMO Harris Financing, Inc.	$91,836,734.69
Wells Fargo Bank, N.A.	$91,836,734.69
Compass Bank	$79,591,836.73
Société Générale	$79,591,836.73
JPMorgan Chase Bank, N.A.	$79,591,836.73
Royal Bank of Canada	$79,591,836.73
Total:	$600,000,000.00

Schedule II

Borrower, Administrative Agent, and Lender Information